WESTERN ASSET FUNDS, INC.

                       Supplement to the Prospectus dated
                                 August 1, 2008

Beginning May 18, 2009, the following replaces the addresses on pages 41 and 42:

         Legg Mason Funds
         P.O. Box 55214
         Boston, MA 02205-8504


The following is added after first paragraph of the "Exchange Privilege" section on page 43:

            Beginning May 18, 2009, shareholders in any Portfolio may also exchange their shares for the same class of shares of any other funds/Portfolios sold by LMIS so long as the proposed exchange meets the eligibility requirements of the shares of the other fund/Portfolio. Investments by exchange are made at the per share net asset values next determined after the order for exchange is received in good order.


 This supplement should be retained with your Prospectus for future reference.

                    This supplement is dated March 13, 2009.



WASX011688